Debt Issuance Costs	12 Months Ended
Dec. 31, 2012
DEBT ISSUANCE COSTS [Abstract]
Debt Issuance Costs
DEBT ISSUANCE COSTS

We have incurred debt issuance costs in connection with our long-term debt. These costs are capitalized and are being amortized over the term of the related debt. The amortization of debt issuance costs was recorded as interest expense. As of December 31, 2012 and 2011, we had capitalized $20.9 million and $17.6 million (net of accumulated amortization of $18.3 million and $21.8 million), respectively, of costs directly associated with the Senior Notes.

As of December 31, 2012 (in thousands):

Long-Term Debt	Debt Issuance Costs	Amortization Period	Accumulated Amortization	Net Costs
2016 Notes	$30,057	10 years	$(18,030)	$12,027
2020 Notes	9,092	8 years	(237)	8,855
Total	$39,149		$(18,267)	$20,882